SECOND AMENDMENT TO AGREEMENT OF SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into as of this 24th day of October, 1996, by and between GRD Limited Partnership, an Illinois limited partnership ("Seller") and Housing Systems, Incorporated, a Georgia corporation ("Purchaser").

                                   RECITALS:

     A. Seller and Purchaser are parties to that certain Agreement of Sale, dated September 17, 1996, as amended by that certain First Amendment to Agreement of Sale, dated September 23, 1996 ("Agreement"), pursuant to which Purchaser has agreed to purchase and Seller has agreed to sell certain Property (as defined in the Agreement) legally described and depicted on Exhibit A attached to the Agreement.

     B. Seller and Purchaser desire to amend the Agreement in accordance with the terms of this Amendment.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. The Purchase Price as referenced in Paragraph 1 of the Agreement is hereby changed from the price of Two Million Eight Hundred Fifty Thousand and No/100 Dollars ($2,850,000.00) to the price of Two Million Three Hundred Thousand and No/100 Dollars ($2,300,000.00).

4. Except as amended hereby, the Agreement shall be and remain unchanged and in full force and effect in accordance with its terms.

5. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                         PURCHASER:

                         HOUSING SYSTEMS, INCORPORATED, a Georgia corporation

                         By:   /s/ Russell A. Greer
                              -------------------------------------
                         Name:     Russell A. Greer
                              -------------------------------------
                         Its:      Executive Vice President
                              -------------------------------------


                         SELLER:

                         GRD LIMITED PARTNERSHIP, an Illinois limited partnership

                         By:  GRD Limited Partners, Inc., an Illinois
                              corporation, its general partner

                              By:  /s/ James E. Mendelson
                                   ---------------------------------------
                              Name:    James E. Mendelson
                                   ---------------------------------------
                              Its:     Authorized Representative
                                   ---------------------------------------